                  AMENDMENT NO. 2 TO AMENDED, MODIFIED AND RESTATED
                                MASTER LEASE AGREEMENT


     THIS AMENDMENT NO. 2 TO AMENDED, MODIFIED AND RESTATED MASTER LEASE AGREEMENT is dated as of July 11, 1996 (the "AMENDMENT NO. 2"), is between

     JACKSONVILLE FUNDING ENTERPRISES, LLC, a Delaware limited liability company and successor in interest to Jacksonville Funding Corporation (the "LESSOR"); and

     MICHAELS STORES, INC., a Delaware corporatIon (the "LESSEE"); and

     amends that certain Amended, Modified and Restated Master Lease Agreement dated as of December 18, 1995 (as amended by Amendment No. 1 to Amended, Modified and Restated Master Lease Agreement dated as of April 22, 1996, the "ORIGINAL LEASE AGREEMENT") between Jacksonville Funding Corporation (a corporation which merged into the Lessor with the Lessor being the surviving entity of such merger) and the Lessee.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Section 11.02 in the Original Lease Agreement is deleted in its entirety and replaced with the following:

          "SECTION 11.02. FINANCIAL COVENANTS. Lessee will comply with the following financial covenants and demonstrate such compliance as of the end of each fiscal quarter of Lessee pursuant to a Lessee Compliance Certificate delivered to Lessor in accordance with the terms of Section
     11.01 hereof:

          (a) RATIO OF FUNDED DEBT TO TOTAL CAPITALIZATION. Lessee will not permit the ratio of Funded Debt to Total Capitalization at any time during Lessee's (i) second and third fiscal quarters each year during the Term to be greater than 55%, and (ii) first and fourth fiscal quarters each year during the Term to be greater than 45%.

          (b) FIXED CHARGES COVERAGE RATIO. Lessee will not permit the Fixed Charges Coverage Ratio at any time during the Lessee's fiscal quarters ending (i) October 27, 1996, February 2, 1997, May 4, 1997 and August 3, 1997, to be less than 1.35 to 1.00, and (ii) thereafter during the Term to be less than 1.50 to 1.00.

          (c) CURRENT RATIO. Lessee will not permit the ratio of (i) Current Assets to (ii) the sum of (A) Current Liabilities plus (B) amounts outstanding under the Revolving Credit

     Agreement as Advances, at any time after July 28, 1996 to be less than 1.75 to 1.00.

          (d) MODIFIED LEVERAGE RATIO. Lessee will not permit the ratio, measured at the end of each quarter (beginning with the fourth quarter of fiscal year 1996), of (i) Adjusted Total Debt to (ii) the sum of (A) consolidated income of Lessee and its Subsidiaries before income taxes for the preceding twelve month period (excluding extraordinary cash gains or losses for the preceding twelve month period), plus (B) interest expense for the preceding twelve month period, plus (C) operating lease expense for the preceding twelve month period plus (D) depreciation and amortization expense for the preceding twelve month period, at any time to be greater than six (6) to one (1).

          (e) LIMITATION ON CAPITAL EXPENDITURES. Lessee shall not permit aggregate consolidated Capital Expenditures (including the cash portion of each acquisition) of the Lessee and its Subsidiaries, to exceed $70,000,000 during any fiscal year during the Term, provided that, capital lease obligations of Lessee in connection with the point-of-sale equipment and store systems and services and equipment supporting such equipment and systems, commencing fiscal year 1996 and thereafter, up to a maximum aggregate amount of $32,000,000 throughout the Term, shall be excluded from Capital Expenditures for the purposes of determining compliance with this
     Section 11.02(e).

     The financial covenants specified above in this Section 11.02 shall automatically be deemed to be amended and modified at such times as (and in the same manner and to the same extent as) the corresponding financial covenants under the Revolving Credit Agreement are amended and modified; PROVIDED, HOWEVER, notwithstanding the foregoing, to the extent (i) the Revolving Credit Agreement is terminated or expires prior to the termination or expiration of the Term or (ii) NationsBank or Credit Lyonnais, for whatever reason, ceases to be a lender under the Revolving Credit Agreement prior to the termination or expiration of the Term, then in each such case, the financial covenants under this Lease thereafter shall be identical to those in existence (A) as of the date the Revolving Credit Agreement terminates or expires (in the case of subsection (i) of this proviso) or (B) as of the date such Lender ceases to be a lender under the Revolving Credit Agreement (in the case of subsection (ii) of this proviso)."

     2. DEFINED TERMS. The following definitions shall be added to or amended in APPENDIX A of the Original Lease Agreement, as appropriate, to read as follows:

          "Capital Expenditures" means capital expenditures, as defined in accordance with GAAP.

          "Fixed Charges" means for the Lessee and its Subsidiaries as of any determination date for the preceding 12-month period, the sum of (a) interest expense for such period, plus (b) scheduled principal payments on Funded Debt permitted to be incurred under Section 7.02(iv) of the Revolving Credit Agreement or such period, plus (c) operating lease expense for such period, all as determined and consolidated in accordance with GAAP.

          "Fixed Charges Coverage Ratio" means for the Lessee and its SubsidiarIes as of any determination date for the preceding 12-month period, the ratio of (a) the sum of (i) consolidated income of the Lessee and its Subsidiaries before income taxes for such period (excluding extraordinary cash gains or losses for such period), plus (ii) interest expense for such period plus (iii) operating lease expense for such period plus (iv) depreciation and amortization for such period to (b) Fixed Charges, all as determined and consolidated in accordance with GAAP.

          "Funded Debt" means money borrowed and Total Debt represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments (including all obligations secured by any Lien to which any property or asset owned by a Person is subject, whether or not the obligation secured thereby shall have been assumed), all Total Debt upon which interest charges are customarily paid by a Person (excluding trade payables), all Total Debt evidenced in writing (including capitalized lease obligations) issued or assumed by such Person as full or partial payment for property or services, whether or not any such notes, drafts, obligations or Total Debt represent Total Debt for money borrowed, provided that, Funded Debt shall not include any Total Debt among (a) the Lessee and
     (b) the Lessee's Subsidiaries.

          "LIBOR Rate" shall mean the sum of (a) 1.40% plus (b) the interest rate per annum (rounded upwards, if necessary to the nearest one-sixteenth of one percent) which is the quotient of (A) the rate per annum at which dollar deposits in immediately available funds are offered to NationsBank two Business Days before the first day of such applicable Payment Period by prime banks in the interbank Eurodollar market as at or about 11:00 A.M., Dallas, Texas time, for delivery on the first day of such applicable Rent Payment Period, for the number of days comprised therein and in an amount equal to the aggregate amount bearing such interest rate to be outstanding for such applicable Rent Payment Period, divided by (B) the remainder of
     1.00 MINUS the Eurodollar Reserve Percentage applicable to such amounts.

          "Total Capitalization" means, on any date of determination for the Lessee and its Subsidiaries, on a consolidated basis, the sum of (a) Net Worth on such date of determination plus (b) the aggregate outstanding amount of Funded Debt for the Lessee and its Subsidiaries on such date of determination.

     3. The Lessee represents and warrants that (a) this Amendment No. 2 constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Lease Event of Default after giving effect to this Amendment No. 2, (c) its representations and warranties set forth in the Original Lease Agreement and the other Operative Documents are true and correct on the date hereof after giving effect to this Amendment No. 2, (d) it has complied with all agreements and conditions to be complied with by it under the Original Lease Agreement and the other Operative Documents by the date hereof after giving effect to this Amendment No. 2, (e) the Original Lease Agreement, as amended hereby, and the other Operative Documents remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Lessee in connection with the execution of this Amendment No. 2.

     4. The Lessee shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Lessor, the Agent to the Lenders and the Co-Agent to the Lenders as any such Person or any Lender may deem reasonably necessary or appropriate in connection with this Amendment No. 2.

     5. Except as hereby modified, the terms and conditions of the Original Lease Agreement remain in full force and effect.

     6. This Amendment No. 2 has been delivered in, and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance; PROVIDED, notwithstanding the foregoing, to the extent relating to the creation and perfection of liens on real estate in the State of Florida or any other state, this Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of Florida or such other state.

     7. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     8. All capitalized terms used but not otherwise defined herein shall have the meanings set forth therefor in the Original Lease Agreement and/or APPENDIX A thereto.




                               (Signature page follows)

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the above-written date.


                              JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members

                                   By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-1

                                   By /s/ Nancy M. Doll
                                     -------------------------------------------

                                   Title     Vice President
                                        ----------------------------------------

                                   By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-2

                                   By /s/ Nancy M. Doll
                                     -------------------------------------------

                                   Title     Vice President
                                        ----------------------------------------

                              MICHAELS STORES, INC.

                              By
                                -------------------------------------------

                              Title
                                   ----------------------------------------


ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and as a Lender

By
  ---------------------------------

Title
     ------------------------------


CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and as a Lender

By
  ---------------------------------

Title
     ------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the above-written date.


                              JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members

                                   By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-1

                                   By
                                     -------------------------------------------

                                   Title
                                        ----------------------------------------

                                   By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-2

                                   By
                                     -------------------------------------------

                                   Title
                                        ----------------------------------------

                              MICHAELS STORES, INC.

                              By /s/ K.L. Magnuson
                                -------------------------------------------

                              Title     Vice President
                                   ----------------------------------------


ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and as a Lender

By
  ---------------------------------

Title
     ------------------------------


CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and as a Lender

By
  ---------------------------------

Title
     ------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the above-written date.


                              JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members

                                   By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-1

                                   By
                                     -------------------------------------------

                                   Title
                                        ----------------------------------------

                                   By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-2

                                   By
                                     -------------------------------------------

                                   Title
                                        ----------------------------------------

                              MICHAELS STORES, INC.

                              By
                                -------------------------------------------

                              Title
                                   ----------------------------------------


ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and as a Lender

By /s/ Delaney Burgdoerfer
  ---------------------------------

Title     Vice President
     ------------------------------


CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and as a Lender

By
  ---------------------------------

Title
     ------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the above-written date.


                              JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members


                                   By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-1

                                   By
                                     -------------------------------------------

                                   Title
                                        ----------------------------------------

                                   By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-2

                                   By
                                     -------------------------------------------

                                   Title
                                        ----------------------------------------

                              MICHAELS STORES, INC.

                              By
                                -------------------------------------------

                              Title
                                   ----------------------------------------


ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and as a Lender

By
  ---------------------------------

Title
     ------------------------------


CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and as a Lender

By /s/ Robert Ivosevich
  ---------------------------------

Title     ROBERT IVOSEVICH
     ------------------------------
          SENIOR VICE PRESIDENT